ITEM 77O: TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

BB&T Funds
10f-3 Restricted Underwriting Transactions


1.
Name of Purchasing Portfolio:
BB&T North Carolina Intermediate Tax-Free Fund

2.
Issuer:
University of North Carolina
Wilmington


3.
Date of Purchase:
04/10/2008

4.
Underwriter from whom purchased:

Bank of America



5.
Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach a list of all members of syndicate):



BB&T Capital Markets


6.
Aggregate principal amount of purchase:
$1,960,000.00


7.
Aggregate principal amount of offering:
$61,460,000.00


8.
Purchase price (Net of fees and expenses):
$2,014,722.60


9.
Date offering commenced:
04/10/2008



10.
Commission, spread or profit:
0.3



Have the following conditions been satisfied:
YES/NO


a.
The securities are part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule.


YES

b.
The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.


YES


c.
The underwriting was a firm commitment underwriting

YES


d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


YES

e.
In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation of not less than three years (including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.


YES

f.
The amount of such securities purchased by all of the Portfolio and investment companies advised by the Adviser did not exceed 25% of any such class or, in the case of an Eligible Rule 144A Offering, 25% of the total of the principal amount of any class sold to Qualified Institutional Buyers plus the principal amount of such class in any concurrent public offering.

YES


g.
No affiliated underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase.


YES

Portfolio Manager:  Robert F. Millikan
Approved:  Diana B. Hanlin
Date:  15-May-08
Board of Trustees Review Date:  Aug-08


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BB&T Funds
10f-3 Restricted Underwriting Transactions

1.
Name of Purchasing Portfolio:
BB&T North Carolina Intermediate Tax-Free
Fund


2.
Issuer:
Wilimington COPs


3.
Date of Purchase:
04/25/2008


4.
Underwriter from whom purchased:

Citigroup


5.
Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach a list of all members of syndicate):

BB&T Capital Markets


6.
Aggregate principal amount of purchase:
$500,000.00


7.
Aggregate principal amount of offering:
$46,560,000.00


8.
Purchase price (Net of fees and expenses):
$500,000.00



9.
Date offering commenced:
04/25/2008


10.
Commission, spread or profit:
0.525



Have the following conditions been satisfied:
YES/NO


a.
The securities are part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule.


YES


b.
The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.


YES


c.
The underwriting was a firm commitment underwriting

YES


d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


YES


e.
In respect of any securities other than municipal securities, The issuer of such securities has been in continuous operation of not less than three years (including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.

YES


f.
The amount of such securities purchased by all of the Portfolio and investment companies advised by the Adviser did not exceed 25% of any such class or, in the case of an Eligible Rule 144A Offering, 25% of the total of the principal amount of any class sold to Qualified Institutional Buyers plus the principal amount of such class in any concurrent public offering.


YES



g.
No affiliated underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase.

YES


Portfolio Manager:  Robert F. Millikan
Approved:   Diana B. Hanlin
Date:   30-Apr-08
Board of Trustees Review Date:  Aug-08


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BB&T Funds
10f-3 Restricted Underwriting Transactions
1.
Name of Purchasing Portfolio:
BB&T North Carolina Intermediate Tax-Free Fund


2.
Issuer:
Johnston Memorial Hospital


3.
Date of Purchase:
05/22/2008


4.
Underwriter from whom purchased:
Bank of America


5.
Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach a list of all members of syndicate):

BB&T Capital Markets, Wachovia, Merrill Lynch, Bank of America


6.
Aggregate principal amount of purchase:
$1,795,000.00


7.
Aggregate principal amount of offering:
$144,795,000.00


8.
Purchase price (Net of fees and expenses):
$1,939,120.55


9.
Date offering commenced:
05/22/2008


10.
Commission, spread or profit:
0.4

Have the following conditions been satisfied:
YES/NO

a.
The securities are part of an issue registered under the Securities Act of 1933, which is being offered to the public, Or are "municipal securities" as defined in Section 3(a)(29) of The Securities Exchange Act of 1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule.

YES

b.
The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.


YES

c.
The underwriting was a firm commitment underwriting


YES


d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.


YES


e.
In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation of not less than three years (including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.


YES


f.
The amount of such securities purchased by all of the Portfolio and investment companies advised by the Adviser did not exceed 25% of any such class or, in the case of an Eligible Rule 144A Offering, 25% of the total of the principal amount of any class sold to Qualified Institutional Buyers plus the principal amount of such class in any concurrent public offering.

YES

g.
No affiliated underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase.


YES


Portfolio Manager:    Robert Millikan
Approved:  Clint Ward
Date:  30-May-08
Board of Trustees Review Date:  August 2008


[PAGE BREAK]


BB&T Funds
10f-3 Restricted Underwriting Transactions
1.
Name of Purchasing Portfolio:
BB&T North Carolina Intermediate Tax-Free Fund


2.
Issuer:
Cape Fear Public Utility


3.
Date of Purchase:
08/21/2008


4.
Underwriter from whom purchased:
Citigroup

5.
Name of Affiliated Underwriter (as defined in the Rule 10f-3 procedures) managing or participating in syndicate (attach a list of all members of syndicate):

BB&T Capital Markets



6.
Aggregate principal amount of purchase:
$1,500,000.00


7.
Aggregate principal amount of offering:
 $187,765,000.00


8.
Purchase price (Net of fees and expenses):
$1,551,680.00


9.
Date offering commenced:
08/21/2008


10.
Commission, spread or profit:
0.5


Have the following conditions been satisfied:
YES/NO


a.
The securities are part of an issue registered under the Securities Act of 1933, which is being offered to the public, or are "municipal securities" as defined in Section 3(a)(29) of the Securities Exchange Act of 1934 or is part of an "Eligible Foreign Offering" as defined in the Rule or an "Eligible Rule 144A Offering" as defined in the Rule.

YES

b.
The purchase was made prior to the end of the first day on which any sales were made at no more than the price paid by each other purchaser of securities in that offering or any concurrent offering or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.

YES


c.
The underwriting was a firm commitment underwriting

YES


d.
The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

YES


e.
In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation of not less than three years (including the operations of predecessors), or in respect of any municipal securities, the issue of such securities has received an investment grade rating from a nationally recognized statistical rating organization or, if the issuer or entity supplying the revenues from which the issue is to be paid shall have been in continuous operation for less than three years (including the operations of any predecessors), it has received one of the three highest ratings from at least one such rating service.


YES


f.
The amount of such securities purchased by all of the Portfolio and investment companies advised by the Adviser did not exceed 25% of any such class or, in the case of an Eligible Rule 144A Offering, 25% of the total of the principal amount of any class sold to Qualified Institutional Buyers plus the principal amount of such class in any concurrent public offering.

YES

g.
No affiliated underwriter was a direct or indirect participant or benefitted directly or indirectly from the purchase.

YES

Portfolio Manager:  Robert Millikan
Approved:  Rebecca Patel
Date:  August 21, 2008
Board of Trustees Review Date:  November 21, 2008